                                                                 Exhibit (13)(e)

                               PURCHASE AGREEMENT
                               ------------------

                 The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS"), an Ohio corporation, hereby agree with each other as follows:

                 1. The Fund hereby offers BISYS and BISYS hereby purchases ten Class J shares of common stock representing interests in the ARCH Tax-Exempt Money Market Portfolio (the "Portfolio") at a price of $1.00 per share (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS of funds in the amount of $10.28 in full payment for the Shares.

                 2. BISYS represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.


                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 29th day of September, 1995.


                                                 THE ARCH FUND, INC.


                                                 By: /s/ Jerry V. Woodham
                                                     --------------------

                                                 Title:  President


                                                 BISYS FUND SERVICES OHIO, INC.


                                                 By: /s/ Stephen G. Mintos
                                                      ---------------------

                                                 Title: Executive Vice President

                               PURCHASE AGREEMENT
                               ------------------

                 The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS"), an Ohio corporation, hereby agree with each other as follows:

                 1. The Fund hereby offers BISYS and BISYS hereby purchases ten Class J - Special Series 1 shares of common stock representing interests in the ARCH Tax-Exempt Money Market Portfolio (the "Portfolio") at a price of $1.00 per share (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS of funds in the amount of $10.40 in full payment for the Shares.

                 2. BISYS represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.


                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 29th day of September, 1995.


                                                 THE ARCH FUND, INC.


                                                 By: /s/ Jerry V. Woodham
                                                     --------------------

                                                 Title:  President


                                                 BISYS FUND SERVICES OHIO, INC.


                                                 By: /s/ Stephen G. Mintos
                                                     -----------------------

                                                 Title: Executive Vice President

                               PURCHASE AGREEMENT
                               ------------------

                 The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS"), an Ohio corporation, hereby agree with each other as follows:

                 1. The Fund hereby offers BISYS and BISYS hereby purchases 0.963 Class K shares of common stock representing interests in the ARCH Missouri Tax-Exempt Bond Portfolio (the "Portfolio") at a price of $11.48 (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS of funds in the amount of $11.06 in full payment for the Shares.

                 2. BISYS represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.


                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 29th day of September, 1995.


                                                 THE ARCH FUND, INC.


                                                 By: /s/ Jerry V. Woodham
                                                     ---------------------

                                                 Title:  President

                                                 BISYS FUND SERVICES OHIO, INC.


                                                 By: /s/ Stephen G. Mintos
                                                     ------------------------

                                                 Title: Executive Vice President

                               PURCHASE AGREEMENT
                               ------------------

                 The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS"), an Ohio corporation, hereby agree with each other as follows:

                 1. The Fund hereby offers BISYS and BISYS hereby purchases 0.945 Class K - Special Series 1 shares of common stock representing interests in the ARCH Missouri Tax-Exempt Bond Portfolio (the "Portfolio") at a price of $11.48 (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS of funds in the amount of $10.85 in full payment for the Shares.

                 2. BISYS represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.


                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 29th day of September, 1995.


                                                 THE ARCH FUND, INC.


                                                 By: /s/ Jerry V. Woodham
                                                     ---------------------

                                                 Title:  President


                                                 BISYS FUND SERVICES OHIO, INC.


                                                 By: /s/ Stephen G. Mintos
                                                     ----------------------

                                                 Title: Executive Vice President

                               PURCHASE AGREEMENT
                               ------------------

                 The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS"), an Ohio corporation, hereby agree with each other as follows:

                 1. The Fund hereby offers BISYS and BISYS hereby purchases 0.915 Class K - Special Series 2 shares of common stock representing interests in the ARCH Missouri Tax-Exempt Bond Portfolio (the "Portfolio") at a price of $11.48 (such shares of common stock in the Portfolio being hereinafter known as the "Shares"). BISYS hereby acknowledges the purchase of the Shares and the Fund hereby acknowledges receipt from BISYS of funds in the amount of $10.50 in full payment for the Shares.

                 2. BISYS represents and warrants to the Fund that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.


                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 29th day of September, 1995.


                                                 THE ARCH FUND, INC.


                                                 By: /s/ Jerry V. Woodham
                                                     ---------------------

                                                 Title:  President


                                                 BISYS FUND SERVICES OHIO, INC.


                                                 By: /s/ Stephen G. Mintos
                                                     ----------------------

                                                 Title: Executive Vice President